UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2026

WEX Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hancock Street, Portland, Maine Address of Principal Executive Offices	04101 Zip Code

Registrant's telephone number, including area code
(207) 733-8171

(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 10, 2026, Shikhar Ghosh and Jack VanWoerkom each notified the Board of Directors (the “Board”) of WEX Inc. (the “Company”) that they intend to retire from the Board effective as of the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”), and will therefore not stand for re-election to the Board at the Annual Meeting. Neither Mr. Ghosh’s nor VanWoerkom’s decision to retire was the result of any disagreement relating to the Company’s operations, policies or practices. Subsequently, the Board voted that, effective as of the Annual Meeting, the number of seats on the Board will be reduced from twelve (12) to ten (10).

The Board has determined that David Foss will assume the roles of Vice Chair and Lead Independent Director following Mr. VanWoerkom’s retirement. Mr. Foss will receive additional compensation for his service as Lead Independent Director consistent with the Company’s non-employee director compensation program.

Item 7.01	Regulation FD Disclosure.

On January 12, 2026, the Company issued a press release regarding Messrs. Ghosh and VanWoerkom’s retirement and the appointment of Mr. Foss as the Company’s new Vice Chair and Lead Independent Director, which includes a preview of the general direction of the Company’s fourth quarter results.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this item, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liability of such section. Furthermore, the information in this item shall not be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of WEX Inc. dated January 12, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEX INC.

Date: January 12, 2026	By:	/s/ Jagtar Narula
Jagtar Narula
Chief Financial Officer